UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2006

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On May 15, 2006, DaVita Inc., (the “Company”) issued a press release announcing that it is seeking an amendment and restatement to its existing Senior Secured Credit Facilities. A copy of the press release is attached hereto as exhibit 99.1.

On May 15, 2006, the Company issued a press release announcing that it will hold its capital markets day in New York City on Thursday, June 1, 2006. A copy of the press release is attached hereto as exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Press Release of DaVita Inc., dated May 15, 2006.

99.2	Press Release of DaVita Inc., dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: May 16, 2006

/s/ JOSEPH SCHOHL
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of DaVita Inc., dated May 15, 2006.

99.2	Press Release of DaVita Inc., dated May 15, 2006.